Please vote today

We need your input on an important proposal that affects your investment.

Online
www.proxyvote.com

Phone
1-800-690-6903

Mail
Sign and return the enclosed voting card

John Hancock
INVESTMENTS

August 19, 2016

Your action is required. Please vote today.

Dear John Hancock International Core Fund shareholder:

At John Hancock Investments, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action today. After careful consideration, we proposed, and your Fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock International Core Fund into John Hancock Disciplined Value International Fund. The two funds have substantially similar investment objectives and generally similar investment policies.

Advantages of the proposed merger:

•	Expected economies of scale and potentially lower expenses in the future. Following the reorganization, the net expense ratio of each class of shares of Disciplined Value International Fund is estimated to be the same as, or lower than, that of International Core Fund, after any contractual expense reimbursements. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•	Similar investment objective and strategy. The proposed merger is expected to allow International Core Fund shareholders to pursue a substantially similar investment objective in a larger fund employing generally similar investment policies. Disciplined Value International Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. Therefore, the reorganization would permit International Core Fund shareholders to continue to receive the benefits of investing in a portfolio focused on non-U.S. equity securities.

•	Solid historical performance. Although past performance does not guarantee future results, Disciplined Value International Fund has posted stronger performance than your fund over the trailing 1- and 3-year periods ended March 31, 2016, and the period from Disciplined Value International Fund’s inception on December 30, 2011, through June 30, 2016.

•	Continuity of shareholder services. John Hancock Advisers, LLC serves as investment advisor to your fund and Disciplined Value International Fund and will continue to serve as the investment advisor to the combined fund.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about October 19, 2016, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: www.proxyvote.com

Phone: Call 1-800-690-6903

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

Please vote today

We need your input on an important proposal that affects your investment.

Online

Phone

Mail

John Hancock
INVESTMENTS

August 19, 2016

Your action is required. Please vote today.

Dear John Hancock International Core Fund shareholder:

At John Hancock Investments, we continually review our lineup of mutual funds to ensure that each fund continues to serve the best interests of shareholders. Included in that assessment is a review of account fees and whether funds are growing large enough to achieve beneficial economies of scale. On occasions where funds are not meeting this potential, we have taken action, and we believe your fund would benefit from such action today. After careful consideration, we proposed, and your Fund’s Trustees agreed, that shareholders would benefit from a merger of John Hancock International Core Fund into John Hancock Disciplined Value International Fund. The two funds have substantially similar investment objectives and generally similar investment policies.

Advantages of the proposed merger:

•	Expected economies of scale and potentially lower expenses in the future. Following the reorganization, the net expense ratio of each class of shares of Disciplined Value International Fund is estimated to be the same as, or lower than, that of International Core Fund, after any contractual expense reimbursements. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

•	Similar investment objective and strategy. The proposed merger is expected to allow International Core Fund shareholders to pursue a substantially similar investment objective in a larger fund employing generally similar investment policies. Disciplined Value International Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. Therefore, the reorganization would permit International Core Fund shareholders to continue to receive the benefits of investing in a portfolio focused on non-U.S. equity securities.

•	Solid historical performance. Although past performance does not guarantee future results, Disciplined Value International Fund has posted stronger performance than your fund over the trailing 1- and 3-year periods ended March 31, 2016, and the period from Disciplined Value International Fund’s inception on December 30, 2011, through June 30, 2016.

•	Continuity of shareholder services. John Hancock Advisers, LLC serves as investment advisor to your fund and Disciplined Value International Fund and will continue to serve as the investment advisor to the combined fund.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about October 19, 2016, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

JOHN HANCOCK INTERNATIONAL CORE FUND

(a series of John Hancock Funds III)

(the “Fund”)

601 Congress Street

Boston, MA 02210

Notice of Special Meeting of Shareholders

Scheduled for October 19, 2016

This is the formal agenda for the Fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the Fund:

A shareholder meeting of the Fund will be held at 601 Congress Street, Boston, Massachusetts, on October 19, 2016, at 2:00 P.M. to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between John Hancock International Core Fund (“International Core Fund”) and John Hancock Disciplined Value International Fund (“Disciplined Value International Fund”). Under this agreement, International Core Fund would transfer all of its assets to Disciplined Value International Fund in exchange for shares of Disciplined Value International Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of International Core Fund. Disciplined Value International Fund would also assume substantially all of International Core Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on July 29, 2016, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

/s/ Thomas Dee

Thomas Dee
Assistant Secretary, John Hancock Funds III

Boston, Massachusetts, August 19, 2016

PROXY STATEMENT of

John Hancock International Core Fund,

a series of John Hancock Funds III (the “Acquired Fund Trust”)
(“International Core Fund,” the “Acquired Fund,” or “your Fund”)

PROSPECTUS for

John Hancock Disciplined Value International Fund,

a series of John Hancock Investment Trust (the “Acquiring Fund Trust”)

(“Disciplined Value International Fund” or the “Acquiring Fund”)

(Disciplined Value International Fund, together with International Core Fund, the “Funds,” and each a “Fund”)

The address of each Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of their Fund into Disciplined Value International Fund (the “Reorganization”). Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund
Proposal	International Core Fund	Disciplined Value International Fund

How the Reorganization will Work

▪	Your Fund will transfer all of its assets to Disciplined Value International Fund. Disciplined Value International Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between your Fund and Disciplined Value International Fund).
▪	Disciplined Value International Fund will issue Class A shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class A shares. These shares will be distributed to your Fund’s Class A shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class A shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class B shares. These shares will be distributed to your Fund’s Class B shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class C shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class C shares. These shares will be distributed to your Fund’s Class C shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class I shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class I shares. These shares will be distributed to your Fund’s Class I shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class R2 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R1 shares. These shares will be distributed to your Fund’s Class R1 shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class R2 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R2 shares. These shares will be distributed to your Fund’s Class R2 shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class R2 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R3 shares. These shares will be distributed to your Fund’s Class R3 shareholders in proportion to their holdings on the Reorganization date.

▪	Disciplined Value International Fund will issue Class R4 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R4 shares. These shares will be distributed to your Fund’s Class R4 shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R5 shares. These shares will be distributed to your Fund’s Class R5 shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R6 shares. These shares will be distributed to your Fund’s Class R6 shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class 1 shares. These shares will be distributed to your Fund’s Class 1 shareholders in proportion to their holdings on the Reorganization date.
▪	Disciplined Value International Fund will issue Class NAV shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class NAV shares. These shares will be distributed to your Fund’s Class NAV shareholders in proportion to their holdings on the Reorganization date.
▪	No sales charges will be imposed on shares of Disciplined Value International Fund received by shareholders of your Fund.
▪	Your Fund will be terminated and shareholders of your Fund will become shareholders of Disciplined Value International Fund.
▪	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, Disciplined Value International Fund, or the shareholders of your Fund.

Rationale for the Reorganization

The Reorganization is intended to consolidate your Fund with a similar fund, advised by John Hancock Advisers, LLC (the “Advisor” or “JHA”). Your Fund is subadvised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) and the Acquiring Fund is subadvised by Robeco Investment Management, Inc., doing business as Boston Partners (“Boston Partners”). It is expected that the combined Fund will continue to be managed by the same portfolio management team that currently manages the Acquiring Fund. The Reorganization is expected to allow your Fund’s shareholders to pursue a substantially similar investment objective in a larger combined Fund utilizing generally similar investment policies. Your Fund seeks high total return as its investment objective, and the Acquiring Fund seeks (and the combined Fund will seek) long-term capital growth. The shareholders of your Fund would continue to receive the benefits of investing in a portfolio focused on non-U.S. equity securities. Although the Funds currently have relatively few portfolio securities in common, the combined Fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of these Funds resulting from the Reorganization may enable the combined Fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately. On a pro forma basis, the net operating expense ratio of each class of the combined Fund to be received in the Reorganization is estimated to be the same as or lower than the current expense ratio for the class of International Core Fund to be exchanged, after giving effect to any contractual expense reimbursements. Before giving effect to contractual expense limitations, the expense ratios of the classes of the Acquiring Fund’s shares to be issued in the Reorganization in exchange for Class A, Class C, Class I, Class R2, Class R4, Class R5, Class R6, Class NAV, and Class 1 shares of the Acquired Fund will be higher than the expense ratios of those Acquired Fund share classes, and the expense ratios of the classes of the Acquiring Fund’s shares to be issued in the Reorganization in exchange for Class B, Class R1, and Class R3 shares of the Acquired Fund will be lower than the expense ratios of those Acquired Fund share classes.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

▪ The Disciplined Value International Fund Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares summary prospectus dated March 1, 2016.

This summary prospectus is in the same envelope as this proxy statement and prospectus. Each such document is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪   The Disciplined Value International Fund Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares prospectus; and Class NAV shares prospectus dated March 1, 2016, as supplemented March 11, 2016.

▪     The statement of additional information (“SAI”) dated August 19, 2016, which relates to this proxy statement and prospectus and the Reorganization, and contains additional information about International Core Fund and Disciplined Value International Fund (File no. 333-212552).

▪   The Disciplined Value International Fund annual shareholder report dated October 31, 2015.

▪   The Disciplined Value International Fund semiannual shareholder report dated April 30, 2016.

▪   The Disciplined Value International Fund SAI dated March 1, 2016, as supplemented.

▪   The International Core Fund Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares prospectus; Class NAV shares prospectus; and Class 1 shares prospectus, each dated July 1, 2016, as supplemented to date.

▪   The International Core Fund annual shareholder report dated February 29, 2016.

▪   The International Core Fund SAI dated July 1, 2016, as supplemented to date.

These documents and additional information about International Core Fund and Disciplined Value International Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291.

Information in these documents is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus. The SEC file numbers for John Hancock Investment Trust, of which Disciplined Value International Fund is a series, are 002-10156 and 811-00560, and the SEC file numbers for John Hancock Funds III, of which International Core Fund is a series, are 333-125838 and 811-21777.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 800-225-5291.

The date of this proxy statement and prospectus is August 19, 2016.

INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of John Hancock Funds III (the “Board”) to solicit proxies to be voted at a special meeting of your Fund’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on Friday, October 19, 2016 at 2:00 P.M. The purpose of the meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your fund into Disciplined Value International Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to your Fund’s shareholders on or about August 19, 2016.

The proxy statement and prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual and semiannual shareholder reports (available upon request) of International Core Fund and Disciplined Value International Fund, because they contain details that are not in the summary comparisons.

Who is Eligible to Vote?

Shareholders of record of the Acquired Fund on July 29, 2016, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

1

PROPOSAL — REORGANIZATION OF INTERNATIONAL CORE FUND

Approval of Agreement and Plan of Reorganization between International Core Fund and Disciplined Value International Fund

Under this Agreement, International Core Fund would transfer all of its assets to Disciplined Value International Fund in exchange for shares in Disciplined Value International Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of International Core Fund. Disciplined Value International Fund would also assume substantially all of the liabilities of International Core Fund. The Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

John Hancock International Core Fund	John Hancock Disciplined Value International Fund
Approximate Net Assets of Each Fund (as of April 30, 2016)
• $1,760,712,228	• $287,655,040
Investment Advisor
John Hancock Advisers, LLC
Investment Subadvisors
GMO	Boston Partners
Portfolio Managers
Neil Constable, Ph.D. • Head of the Global Equity Team • Managed International Core Fund since 2015 • Joined GMO in 2006

Joseph F. Feeney, Jr., CFA

•     Co-Chief Executive Officer and Chief Investment Officer - Equities

•     Managed Disciplined Value International Fund and its predecessor fund since inception

•     Joined Boston Partners in 1995

Christopher K. Hart, CFA

•     Equity Portfolio Manager

•     Managed Disciplined Value International Fund and its predecessor fund since inception

•     Joined Boston Partners in 2002

Joshua M. Jones

•     Portfolio Manager

•     Managed Disciplined Value International Fund and its predecessor fund since 2013

•     Joined Boston Partners in 2006

2

John Hancock International Core Fund	John Hancock Disciplined Value International Fund
Investment Objective
To seek high total return.	To seek long-term capital growth.
Principal Investment Strategies

The Board of Trustees can change the fund's investment objective and strategies without shareholder approval. The fund will provide 60 days' written notice to shareholders prior to a change in its 80% investment strategy.

The manager seeks to achieve the fund's investment objective by investing the fund's portfolio primarily in non-U.S. developed-market equities that the manager believes will provide a higher return than the MSCI EAFE Index.

Under normal market conditions, the fund invests at least 80% of its total assets in equity investments. The terms "equities" and "equity investments" refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (REITs) and income trusts.

The manager determines which securities the fund should buy or sell based on its evaluation of companies' published financial information and corporate behavior, securities' prices, equity and bond markets, and the overall economy.

In selecting securities for the fund, the manager uses a combination of investment methods to identify securities that the manager believes have positive return potential relative to other securities in the fund's investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the fund's investment universe or corporate behavior of an issuer. The manager also uses multi-year return forecasts for asset classes and other groups of securities as an input to the investment process and may adjust the fund's portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the manager can change over time. The manager does not manage the fund to, or control the fund's risk relative to, any securities index or securities benchmark.

The Board of Trustees can change the fund's investment objective and strategies without shareholder approval.

The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. The fund may invest in all types of equity and equity-related securities, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchange-traded funds (ETFs)), real estate investment trusts (REITs), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The fund defines non-U.S. companies as companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits, from businesses, investments, or sales outside of the United States. The fund primarily will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets.

The fund may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries.

The fund generally invests in the equity securities of issuers believed by the subadvisor to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. The subadvisor applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the fund, using a combination of fundamental and quantitative analysis. In selecting investments for the fund, the subadvisor considers various factors, such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer's inherent value.

3

John Hancock International Core Fund	John Hancock Disciplined Value International Fund

As a substitute for direct investments in equities, the manager may use exchange-traded and over-the-counter derivatives. The manager also may use derivatives and exchange-traded funds: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); and (ii) in an attempt to adjust elements of the fund's investment exposure. Derivatives used may include futures, options, foreign currency forward contracts, and swap contracts.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

The fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts, and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes, including reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The fund may participate as a purchaser in Initial Public Offerings (IPOs). An IPO is a company's first offering of stock to the public. The fund may also seek to increase its income by lending portfolio securities.

The manager will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the subadvisor constantly monitors and adjusts as appropriate.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary Defensive Investing

Each fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that a fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between International Core Fund and Disciplined Value International Fund.

As the table above indicates, the two Funds have substantially similar investment objectives and generally similar investment policies. The Reorganization is not expected to result in any change to the investment objective or policies of the Acquiring Fund. The primary differences in the Funds’ stated principal investment strategies are summarized below.

4

The Acquiring Fund may invest in all types of equity and equity-related securities, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchange-traded funds (ETFs)), real estate investment trusts (REITs), and equity participations. The Acquired Fund’s equity and equity investments include direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and income trusts.

The Acquiring Fund defines non-U.S. companies as companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits, from businesses, investments, or sales outside of the United States. The Acquired Fund, on the other hand, does not describe how it defines non-U.S. equities.

The Acquired Fund invests primarily in non-U.S. developed-market equities that the subadvisor believes will provide a higher return than the MSCI EAFE Index. While the Acquiring Fund does not pursue its investment strategy with reference to an index, the Acquiring Fund’s non-U.S. investments, which may be denominated in U.S. dollars or foreign currencies, primarily focus on developed markets, but may include emerging- and frontier-market investments.

There are differences in the Funds’ respective descriptions of their qualitative investment criteria. For example, the subadvisor of the Acquiring Fund applies a bottom-up stock selection process using a combination of fundamental and quantitative analysis of issuer-specific factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow. On the other hand, the Acquired Fund’s subadvisor determines which securities the Acquired Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior, securities’ prices, equity and bond markets, and the overall economy.

With respect to derivatives, the Acquiring Fund may use derivatives to reduce risk, obtain efficient market exposure, and/or enhance investment returns, and may include put and call options, futures, forward contracts, and swaps. As a substitute for direct investments in equities, the Acquired Fund may use exchange-traded and over-the-counter derivatives. The Acquired Fund also may use derivatives and exchange-traded funds: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); and (ii) in an attempt to adjust elements of the fund’s investment exposure. Derivatives used by the Acquired Fund may include futures, options, foreign currency forward contracts, and swap contracts.

The Acquiring Fund may participate as a purchaser in Initial Public Offerings (IPOs). The Acquired Fund does not state a similar policy.

The Acquiring Fund may invest up to 15% of its net assets in illiquid securities. The Acquired Fund does not state a similar policy.

The Acquiring Fund may seek to increase its income by lending portfolio securities. The Acquired Fund does not state a similar policy.

5

COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION PLANS

Comparison of Funds’ Classes of Shares

Class A sales charges and Rule 12b-1 fees

Class A shares of each Fund have the same characteristics and fee structures.

▪   Class A shares are offered with front-end sales charges ranging from 5.00% to 0.00% of the Fund’s offering price, depending on the amount invested.

▪   Class A shares are subject to distribution and service (“Rule 12b-1”) fees, equal to the annual rate of 0.30% of the value of your investment.

▪   There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

▪   An investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.

▪   Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds’ prospectuses.

▪   A Class A shareholder who purchases Class I shares of the same Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same Fund.

Class B sales charges and Rule 12b-1 fees (Acquired Fund only)

▪   Class B shares of the Acquired Fund are offered with no front-end sales charges.

▪   Class B shares are subject to Rule 12b-1 fees, equal to the annual rate of 1.00% of the value of your investment.

▪   The maximum CDSC is 5.00% and the CDSC may be charged if a commission has been paid and you sell the Class B share within one year of purchase.

▪   Class B shares automatically convert to Class A shares after eight years.

▪   Class B shares may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment.

Class C sales charges and Rule 12b-1 fees

Class C shares of each Fund have the same characteristics and fee structures.

▪   Class C shares are offered with no front-end sales charges.

▪   Class C shares are subject to Rule 12b-1 fees, equal to the annual rate of 1.00% of the value of your investment.

▪   The maximum CDSC is 1.00% and the CDSC may be charged if a commission has been paid and you sell the Class C share within one year of purchase.

▪   A Class C shareholder who purchases Class I shares of the same Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same Fund.

Class I sales charges and Rule 12b-1 fees

Class I shares of each Fund have the same characteristics and fee structures.

▪   Class I shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class I shares are not subject to Rule 12b-1 fees.

▪   Class I shares are offered only to certain investors listed in the Funds’ prospectuses.

Class R1, Class R3, and Class R5 shares (Acquired Fund only)

▪   Class R1, Class R3, and Class R5 shares of the Acquired Fund are offered without a front-end sales charge or CDSC to certain types of investors if they also meet the minimum initial investment requirement for purchase of Class R1 shares, as described in the Acquired Fund’s prospectus.

▪   Class R1 and Class R3 shares are subject to Rule 12b-1 fees equal to a percentage of the average daily net assets of the applicable class of shares, as follows:

▪    Class R1 — 0.50%

6

▪    Class R3 — 0.50%

▪   Class R5 shares are not subject to Rule 12b-1 fees.

▪   Class R1, Class R3, and Class R5 shares are subject to separate annual service fees as a percentage of the average daily net assets of the applicable share class, as follows:

▪    Class R1 — 0.25%

▪    Class R3 — 0.15%

▪    Class R5 — 0.05%

Class R2 and Class R4

Class R2 and Class R4 shares have the same characteristics and fee structures.

▪   Class R2 and Class R4 shares of each Fund are offered without a front-end sales charge or CDSC to certain types of investors if they also meet the minimum initial investment requirement for purchase of Class R2 and Class R4 shares, as described in the Funds’ prospectuses.

▪   Class R2 and Class R4 shares of each Fund are subject to annual distribution and service (Rule 12b-1) fees equal to a percentage of the average daily net assets of the applicable class of shares, as follows:

▪    Class R2 — 0.25%

▪    Class R4 — 0.25% (limited to 0.15% through August 31, 2017 for the Acquired Fund and through February 28, 2018 for the Acquiring Fund)

▪   Class R2 and Class R4 shares are subject to separate annual service fees as a percentage of the average daily net assets of the applicable share class, as follows:

▪    Class R2 — 0.25%

▪    Class R4 — 0.10%

Class R6 sales charges and Rule 12b-1 fees

Class R6 shares of each Fund have the same characteristics and fee structures.

▪   Class R6 shares are offered without a front-end sales charge and are not subject to a contingent deferred sales charge.

▪   Class R6 shares are not subject to Rule 12b-1 fees.

▪   Class R6 shares are offered only to certain investors listed in the Funds’ prospectuses.

Class NAV sales charges and Rule 12b-1 fees

Class NAV shares of each Fund have the same characteristics and fee structures.

▪   Class NAV shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class NAV shares are not subject to Rule 12b-1 fees.

▪   Class NAV shares are offered only to certain investors listed in the Funds’ prospectuses.

Class 1 sales charges and Rule 12b-1 fees (Acquired Fund only)

▪   Class 1 shares of the Acquired Fund are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class 1 shares are subject to Rule 12b-1 fees, equal to the annual rate of 0.05% of the value of your investment.

▪   Class 1 shares are offered only to certain investors listed in the Acquired Fund’s Class 1 prospectus.

Comparison of Buying, Selling and Exchanging Shares

Buying shares	Except for Class NAV shares, investors may buy shares at net asset value (“NAV”), plus any applicable sales charge, as described herein, through a financial representative or the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”). Class NAV shares are purchased at NAV directly from the Fund.

7

Minimum initial investment

Class A and Class C shares – $1,000, except for group investments, for which the minimum is $250. There is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment and fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor.

Class I shares – $250,000.

Class R1, Class R2, Class R3, Class R4, and Class R5 shares – no minimum.

Class R6 shares – $1 million, with exceptions for qualified and nonqualified plan investors that do not require the Fund or its affiliates to pay any type of administrative payment, and for Trustees, employees of the Advisor or its affiliates and members of the Fund’s portfolio management team.

Class NAV shares – no minimum.

Class 1 shares – no minimum

Class B shares – purchases of Class B shares are closed to new and existing investors except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment.

Exchanging shares

Class A, Class B, and Class C shares - You may exchange Class A, Class B, and Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.

Class I and Class R6 shares - You may exchange Class I and Class R6 shares, respectively, of one John Hancock fund for Class I and Class R6 shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.

Class R1, Class R2, Class R3, Class R4, or Class R5 shares - You may exchange Class R1, Class R2, Class R3, Class R4, or Class R5 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares.

For all share classes, the registration for both accounts involved in an exchange must be identical.

Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged. As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

Provided the Fund's eligibility requirements are met, an investor in the Fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the Fund, may be afforded an opportunity to make a conversion of Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares of that fund.

In addition, (i) Trustees, (ii) employees of the Advisor or its affiliates, and (iii) members of the Fund's portfolio management team, may make a conversion of Class A shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund. Conversion of Class A shares and/or Class C shares to Class I shares or Class R6 shares of the same fund in these particular circumstances does not cause the investor to recognize taxable gain or loss.

Selling shares	Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shareholders, as applicable, may sell their shares by submitting a proper written, telephone or Internet request to Signature Services. Class NAV shares may be sold on instruction to each Fund. Class 1 shares may be sold by contacting the shareholder’s retirement plan administrator or recordkeeper.
Net asset value	All purchases, exchanges, and sales are made at a price based on the next net asset value (NAV) per share of the class of the fund to be calculated after your request is received in good order. Each fund’s NAV is normally determined once daily as of the close of regular trading on the New York Stock Exchange (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open).

8

Comparison of Expenses

As the tables below indicate, the hypothetical pro forma total annual operating expenses of the Acquiring Fund after the Reorganization are expected to be the same or lower than your Fund’s expenses for all share classes, after giving effect to contractual expense limitations. Before giving effect to contractual expense limitations, the expense ratios of the classes of the Acquiring Fund’s shares to be issued in the Reorganization in exchange for Class A, Class C, Class I, Class R2, Class R4, Class R5, Class R6, Class NAV, and Class 1 shares of the Acquired Fund will be higher than the expense ratios of those Acquired Fund share classes, and the expense ratios of the classes of the Acquiring Fund’s shares to be issued in the Reorganization in exchange for Class B, Class R1, and Class R3 shares of the Acquired Fund will be lower than the expense ratios of those Acquired Fund share classes.

Based on asset levels and portfolio composition as of April 30, 2016, the Acquiring Fund is charged a management fee of 0.77%, and the Acquired Fund is charged a management fee of 0.86%. On May 20, 2016, approximately $511 million in net assets were redeemed from the Acquired Fund. In addition, prior to and concurrent with the Reorganization, up to $1 billion in net assets may be redeemed from Class NAV shares. As a result, following the Reorganization, the Acquiring Fund is expected to have assets in excess of $536 million, which would result in a management fee of approximately 0.89%.

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on expenses paid by the Acquired Fund for the one-year period ended February 29, 2016, and expenses paid by the Acquiring Fund for the one-year period ended October 31, 2015, the end of the Acquired and Acquiring Fund’s most recently completed fiscal years, respectively. The tables also show the pro forma expenses of Disciplined Value International Fund for the one-year period ended April 30, 2016, assuming the Reorganization with the Acquired Fund had occurred on May 1, 2015. Disciplined Value International Fund’s expenses after the Reorganization may be greater or less than those shown.

It is anticipated that the expense ratio for each class of the Acquiring Fund’s shares to be issued in the Reorganization will be the same or lower than the expense ratio of the share classes of the Acquired Fund to be exchanged, after giving effect to contractual expense limitations. Before giving effect to contractual expense limitations, the expense ratios of the classes of the Acquiring Fund’s shares to be issued in the Reorganization in exchange for Class A, Class C, Class I, Class R2, Class R4, Class R5, Class R6, Class NAV, and Class 1 shares of the Acquired Fund will be higher than the expense ratios of those Acquired Fund share classes, and the expense ratios of the classes of the Acquiring Fund’s shares to be issued in the Reorganization in exchange for Class B, Class R1, and Class R3 shares of the Acquired Fund will be lower than the expense ratios of those Acquired Fund share classes. The expense reimbursements shown in the pro forma section in the table below expire on February 28, 2018, unless renewed by mutual agreement of the Acquiring Fund and the Advisor or the Fund’s distributor, as the case may be.

The following tables illustrate the anticipated change in operating expenses expected as a result of the Reorganization of International Core Fund into the Acquiring Fund.

9

	International Core Fund	International Core Fund	Disciplined Value International Fund	Disciplined Value International Fund (Pro Forma) (assuming reorganization with International Core Fund)
	Class A	Class B	Class A	Class A
Shareholder fees (%) (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	5.00	5.00
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	5.00	1.00 (on certain purchases, including those of $1 million or more)	1.00 (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000) ($)	20	20	20	20
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.87	0.87	0.90	0.89
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.30	0.30
Other expenses[1]	0.22	0.22	0.60	0.23
Total annual fund operating expenses	1.39	2.09	1.80	1.42
Contractual expense reimbursement	-0.01[2]	0.00	-0.42[3]	-0.04[3]
Total annual fund operating expenses after expense reimbursements	1.38	2.09	1.38	1.38

1 “Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

2 The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of Class A shares of the Acquired Fund exceed 1.38% of average annual net assets (on an annualized basis) attributable to the class. For purposes of this agreement, “expenses of Class A shares” means all class expenses (including Acquired Fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquired Fund’s business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. This agreement expires on August 31, 2017, unless renewed by mutual agreement of the Acquired Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

3 The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund, in an amount equal to the amount by which expenses of the Acquiring Fund exceed 0.95% of average annual net assets (on an annualized basis). For purposes of this agreement, “expenses of the Acquiring Fund” means all Acquiring Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Acquiring Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

	International Core Fund	Disciplined Value International Fund	Disciplined Value International Fund (Pro Forma) (assuming reorganization with International Core Fund)
	Class C	Class C	Class C
Shareholder fees (%) (fees paid directly from your investment)
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00	1.00	1.00
Small account fee (for fund account balances under $1,000) ($)	20	20	20
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.87	0.90	0.89
Distribution and service (Rule 12b-1) fees	1.00	1.00	1.00
Other expenses[1]	0.22	0.59	0.24
Total annual fund operating expenses	2.09	2.49	2.13
Contractual expense reimbursement	0.00	-0.42[2]	-0.06[2]
Total annual fund operating expenses after expense reimbursements	2.09	2.07	2.07

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1 “Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

2 The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund, in an amount equal to the amount by which expenses of the Acquiring Fund exceed 0.95% of average annual net assets (on an annualized basis). For purposes of this agreement, “expenses of the Acquiring Fund” means all Acquiring Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Acquiring Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

	International Core Fund	Disciplined Value International Fund	Disciplined Value International Fund (Pro Forma) (assuming reorganization with International Core Fund)
	Class I	Class I	Class I
Shareholder fees (%) (fees paid directly from your investment)
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.87	0.90	0.89
Other expenses[1]	0.20	0.58	0.27
Total annual fund operating expenses	1.07	1.48	1.16
Contractual expense reimbursement	0.00	-0.42[2]	-0.10[2]
Total annual fund operating expenses after expense reimbursements	1.07	1.06	1.06

1 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

2 The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund, in an amount equal to the amount by which expenses of the Acquiring Fund exceed 0.95% of average annual net assets (on an annualized basis). For purposes of this agreement, “expenses of the Acquiring Fund” means all Acquiring Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Acquiring Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

	International Core Fund	International Core Fund	International Core Fund	Disciplined Value International Fund	Disciplined Value International Fund (Pro Forma) (assuming reorganization with International Core Fund)
	Class R1	Class R2	Class R3	Class R2	Class R2
Shareholder fees (%) (fees paid directly from your investment)
Maximum front-end sales charge (load)	None	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None	None
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.87	0.87	0.87	0.90	0.89
Distribution and Service (12b-1) Fees	0.50	0.25	0.50	0.25	0.25
Other expenses[1]
Service Plan Fee	0.25	0.25[2]	0.15[2]	0.25[2]	0.25[2]
Additional other expenses	0.11	0.11	0.11	0.48	0.16
Total other expenses	0.36	0.36	0.26	0.73	0.41
Total annual fund operating expenses	1.73	1.48	1.63	1.88	1.55
Contractual expense reimbursement	0.00	0.00	0.00	-0.42[3]	-0.09[3]
Total annual fund operating expenses after expense reimbursements	1.73	1.48	1.63	1.46	1.46

1 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

2 “Service plan fee” has been restated to reflect maximum allowable fees.

11

3 The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund, in an amount equal to the amount by which expenses of the Acquiring Fund exceed 0.95% of average annual net assets (on an annualized basis). For purposes of this agreement, “expenses of the Acquiring Fund” means all Acquiring Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Acquiring Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

	International Core Fund	Disciplined Value International Fund	Disciplined Value International Fund (Pro Forma) (assuming reorganization with International Core Fund)
	Class R4	Class R4	Class R4
Shareholder fees (%) (fees paid directly from your investment)
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.87	0.90	0.89
Distribution and service (Rule 12b-1) fees	0.25	0.25	0.25
Other expenses[1]
Service plan fee	0.10	0.10[2]	0.10[2]
Additional other expenses	0.11	0.49	0.15
Total other expenses	0.21	0.59	0.25
Total annual fund operating expenses	1.33	1.74	1.39
Contractual expense reimbursement	-0.10[3]	-0.52[3,4]	-0.17[3,4]
Total annual fund operating expenses after expense reimbursements	1.23	1.22	1.22

1 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

2 “Service plan fee” has been restated to reflect maximum allowable fees.

3 The funds’ distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for each Fund’s Class R4 shares. The agreement with respect to the Acquired Fund expires on August 31, 2017, and the agreement with respect to the Acquiring Fund expires on February 28, 2018, unless renewed by mutual agreement of the relevant Fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

4 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund, in an amount equal to the amount by which expenses of the Acquiring Fund exceed 0.95% of average annual net assets (on an annualized basis). For purposes of this agreement, “expenses of the Acquiring Fund” means all Acquiring Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Acquiring Fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

	International Core Fund	International Core Fund	International Core Fund	Disciplined Value International Fund	Disciplined Value International Fund (Pro Forma) (assuming reorganization with International Core Fund)
	Class R5	Class R6	Class 1	Class R6	Class R6
Shareholder fees (%) (fees paid directly from your investment)
Maximum front-end sales charge (load)	None	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None	None
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.87	0.87	0.87	0.90	0.89
Distribution and service (Rule 12b-1) fees	0.00	0.00	0.05	0.00	0.00
Other expenses[1]
Service plan fee	0.05[2]	0.00	0.00	0.00	0.00
Additional other expenses	0.11	0.11	0.09	0.49	0.19
Total other expenses[1]	0.16	0.11	0.09	0.49	0.19
Total annual fund operating expenses	1.03	0.98	1.01	1.39	1.08
Contractual expense reimbursement	0.00	-0.02[3]	0.00	-0.44[3,4]	-0.13[3,4]
Total annual fund operating expenses after expense reimbursements	1.03	0.96	1.01	0.95	0.95

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1 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

2 “Service plan fee” has been restated to reflect maximum allowable fees.

3 The Advisor contractually agrees to waive and/or reimburse all class-specific expenses for each Fund’s Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares. The agreement with respect to the Acquired Fund expires on August 31, 2017, and the agreement with respect to the Acquiring Fund expires on February 28, 2018, unless renewed by mutual agreement of relevant Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

4 The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund, in an amount equal to the amount by which expenses of the Acquiring Fund exceed 0.95% of average annual net assets (on an annualized basis). For purposes of this agreement, “expenses of the Acquiring Fund” means all Acquiring Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Acquiring Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

	International Core Fund	Disciplined Value International Fund	Disciplined Value International Fund (Pro Forma) (assuming reorganization with International Core Fund) Class NAV
	Class NAV	Class NAV
Shareholder fees (%) (fees paid directly from your investment)
Maximum front-end sales charge (load)	None	None	None
Maximum deferred sales charge (load)	None	None	None
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.87	0.90	0.89
Other expenses[1]	0.09	0.47	0.20
Total annual fund operating expenses	0.96	1.37	1.09
Contractual expense reimbursement	0.00	-0.42[2]	-0.14[2]
Total annual fund operating expenses after expense reimbursements	0.96	0.95	0.95

1 "Other expenses" have been restated from fiscal year amounts to reflect current fees and expenses.

2 The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the Acquiring Fund, in an amount equal to the amount by which expenses of the Acquiring Fund exceed 0.95% of average annual net assets (on an annualized basis). For purposes of this agreement, “expenses of the Acquiring Fund” means all Acquiring Fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on February 28, 2018, unless renewed by mutual agreement of the Acquiring Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and Disciplined Value International Fund, based on fees and expenses incurred by the Acquired Fund for the one-year period ended February 29, 2016, and fees and expenses incurred by the Acquiring Fund for the one-year period ended October 31, 2015, the end of the Acquired and Acquiring Fund’s most recently completed fiscal years, respectively. The examples assume that you redeem all of your shares at the end of those periods, except as shown below. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. Pro forma expenses are included assuming a Reorganization with your Fund into Disciplined Value International Fund had occurred on May 1, 2015. Only the first year of each period in the examples takes into account the contractual expense reimbursements described above. The examples are for comparison purposes only and are not a representation of your Fund’s or Disciplined Value International Fund’s actual expenses or returns, either past or future.

13

Class A and Class B	International Core Fund Class A	International Core Fund Class B		Disciplined Value International Fund Class A	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund) Class A
		(Sold)	(Not Sold)
Year 1	633	712	212	633	633
Year 3	917	955	655	999	923
Year 5	1,222	1,324	1,124	1,389	1,234
Year 10	2,084	2,242	2,242	2,477	2,114

Class C	International Core Fund Class C		Disciplined Value International Fund Class C		Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund) Class C
	(Sold)	(Not Sold)	(Sold)	(Not Sold)	(Sold)	(Not Sold)
Year 1	312	212	310	210	310	210
Year 3	655	655	736	736	661	661
Year 5	1,124	1,124	1,288	1,288	1,139	1,139
Year 10	2,421	2,421	2,794	2,794	2,457	2,457

Class I	International Core Fund Class I	Disciplined Value International Fund Class I	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund) Class I
Year 1	109	108	108
Year 3	340	427	359
Year 5	590	768	629
Year 10	1,306	1,732	1,400

Class R1, Class R2, and Class R3	International Core Fund Class R1	International Core Fund Class R2	International Core Fund Class R3	Disciplined Value International Fund Class R2	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund) Class R2
Year 1	176	151	166	149	149
Year 3	545	468	514	550	481
Year 5	939	808	887	977	836
Year 10	2,041	1,768	1,933	2,167	1,838

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Class R4	International Core Fund Class R4	Disciplined Value International Fund Class R4	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund) Class R4
Year 1	125	124	124
Year 3	412	497	423
Year 5	719	895	744
Year 10	1,593	2,009	1,654

Class R5, Class R6, and Class 1	International Core Fund Class R5	International Core Fund Class R6	International Core Fund Class 1	Disciplined Value International Fund Class R6	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund) Class R6
Year 1	105	98	103	97	97
Year 3	328	310	322	397	331
Year 5	569	540	558	719	583
Year 10	1,259	1,200	1,236	1,630	1,305

Class NAV	International Core Fund Class NAV	Disciplined Value International Fund Class NAV	Disciplined Value International Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund) Class NAV
Year 1	98	97	97
Year 3	306	392	333
Year 5	531	710	587
Year 10	1,178	1,610	1,316

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the 12-month period ended February 29, 2016 with respect to the Acquired Fund, the most recently completed fiscal year for the Acquired Fund, and for the two month period ended October 31, 2015 with respect to the Acquiring Fund, the most recently completed fiscal period for the Acquiring Fund, International Core Fund’s and Disciplined Value International Fund’s portfolio turnover rates were 70% and 14%, respectively, of the average value of each Fund’s portfolio. During the 12-month period ended August 31, 2015, the portfolio turnover rate for the Acquiring Fund was 91% of the average value of the Acquiring Fund’s portfolio.1

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Comparison of Advisory Arrangements

Your Fund’s and Disciplined Value International Fund’s advisory agreements are substantially similar. However, the management fees differ as set forth below. As noted in the table under “Management Arrangements,” JHA serves as the investment advisor for your Fund and Disciplined Value International Fund. If the Reorganization is approved, Disciplined Value International Fund is expected to have assets in excess of $536 million, in which case it would pay a management fee of approximately 0.89% on average daily net assets. This is lower than the Acquiring Fund’s current management fee rate.

Management Arrangements

Each Fund pays monthly management fees to JHA equal to the following annual percentage of its average daily net assets:

International Core Fund	Disciplined Value International Fund
0.920% — First $100 million 0.890% — Next $900 million 0.860% — Next $1 billion 0.830% — Next $1 billion 0.800% — Next $1 billion 0.780% — Excess over $4 billion	0.900% — First $250 million 0.875% — Excess over $250 million

During the fiscal year ended February 29, 2016, International Core Fund paid an effective advisory fee of 0.86%. During the two month period ended October 31, 2015, and the year ended August 31, 2015, Disciplined Value International Fund paid the advisor management fees equal to 0.62% and 0.48% of average daily net assets (including any waivers and/or reimbursements), respectively.1

JHA, and not either of the Funds, pays subadvisory fees to each Fund’s subadvisor.

Comparison of Distribution Plans

Each Fund’s Board of Trustees and shareholders have approved distribution plans for Class A, Class C, Class R2, and Class R4 shares (with respect to both Funds) and the Acquired Fund’s Board of Trustees and shareholders have also approved distribution plans for that Fund’s Class B, Class R1, Class R3, and Class 1 shares (the “Plans”), in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The following table shows the Rule 12b-1 fees applicable to the Funds’ shares.

1 Disciplined Value International Fund changed its fiscal year end from August 31 to October 31, effective October 31, 2015.

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	International Core Fund	Disciplined Value International Fund
Class A	0.30%	0.30%
Class B	1.00%	N/A
Class C	1.00%	1.00%
Class R1	0.50%	N/A
Class R2	0.25%	0.25%
Class R3	0.50%	N/A
Class R4[1]	0.25%	0.25%
Class 1	0.05%	N/A

1 The Funds’ distributor contractually agrees to waive 0.10% of Rule 12b-1 fees for each Fund’s Class R4 shares. The agreement with respect to the Acquired Fund expires on August 31, 2017, and the agreement with respect to the Acquiring Fund expires on February 28, 2018, unless renewed by mutual agreement of the relevant Fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

The fees charged under the Plans for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4, and Class 1 shares, as applicable, will be paid to the relevant Fund’s distributor as direct compensation to the distributor in contemplation of such expenses. Class I, Class R5, Class R6, and Class NAV shares of each Fund, as applicable, are not subject to any Rule 12b-1 plan.

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COMPARISON OF INVESTMENT RISKS

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following discussion compares and shows the similarities of the principal risks of each Fund.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your Fund and Disciplined Value International Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Disciplined Value International Fund is commensurate with the amount of risk involved in the authorized investments of your Fund.

Principal Risks Applicable to Both Funds (listed in alphabetical order)

Convertible securities risk. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. As the market price of underlying common stock declines below the conversion price, the market value of the convertible security tends to be increasingly influenced by its yield.

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize, along with specific additional associated risks, if any, include: foreign currency forward contracts, futures contracts, options, and swaps. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

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Liquidity risk. The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Preferred stock risk. Preferred stock generally ranks senior to common stock with respect to dividends and liquidation but ranks junior to debt securities. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock may be subject to optional or mandatory redemption provisions.

Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Particular Risks of Disciplined Value International Fund (listed in alphabetical order)

Disciplined Value International Fund is also subject to the following principal risks. Although the following risks are not considered principal risks of International Core Fund, International Core Fund may be subject to these risks to the extent it invests in the securities or engages in the transactions described below.

Emerging markets risk. The risks of investing in foreign securities are magnified in emerging markets.

Initial public offerings risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Participatory notes risk. Due to transaction costs and other expenses, participatory notes (p-notes) will not replicate exactly the performance of their underlying securities. P-notes are general unsecured contractual obligations that are subject to liquidity risk and a high degree of counterparty risk.

Value investing risk. Securities the manager believes are undervalued may never realize their full potential, and in certain markets value stocks may underperform the market as a whole.

Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

Comparison of Fund Performance

Past performance records of International Core Fund and Disciplined Value International Fund, including: (1) calendar year total returns (without sales charges) through December 31, 2015; (2) calendar 2016 returns through June 30 (without sales charges); and (3) average annual total returns (including imposition of sales charges) through December 31, 2015 are set forth under “Funds’ Past Performance” beginning on page 22 of this proxy statement and prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

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▪	The Reorganization is scheduled to occur at 5:00 P.M., Eastern time, on November 4, 2016, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern time, on the closing date of the Reorganization.

▪	The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class A shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class A shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class A shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class B shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class B shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class B shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class C shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class C shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class C shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class C shareholders of the Acquired Fund will become Class C shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class I shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class I shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class I shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class R2 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R1 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R1 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class R1 shareholders of the Acquired Fund will become Class R2 shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class R2 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R2 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R2 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class R2 shareholders of the Acquired Fund will become Class R2 shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class R2 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R3 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R3 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class R3 shareholders of the Acquired Fund will become Class R2 shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class R4 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R4 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R4 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class R4 shareholders of the Acquired Fund will become Class R4 shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R5 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R5 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class R5 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

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▪	The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R6 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R6 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class R6 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class 1 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class 1 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class 1 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class NAV shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class NAV shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class NAV shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class NAV shareholders of the Acquired Fund will become Class NAV shareholders of the Acquiring Fund.

▪	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future. The Acquiring Fund and the Acquired Fund currently have substantially similar investment objectives and generally similar investment policies and, upon consummation of the Reorganization, the Acquiring Fund is expected to continue its investment strategies currently in effect.

It is anticipated that the net expense ratios for each class of the Acquiring Fund shares to be issued in the Reorganization will be the same or lower than the net expense ratios of the share classes of the Acquired Fund to be exchanged, after giving effect to any contractual expense reimbursements. Before giving effect to contractual expense limitations, the expense ratios of the classes of the Acquiring Fund’s shares to be issued in the Reorganization in exchange for Class A, Class C, Class I, Class R2, Class R4, Class R5, Class R6, Class NAV, and Class 1 shares of the Acquired Fund will be higher than the expense ratios of those Acquired Fund share classes, and the expense ratios of the classes of the Acquiring Fund’s shares to be issued in the Reorganization in exchange for Class B, Class R1, and Class R3 shares of the Acquired Fund will be lower than the expense ratios of those Acquired Fund share classes

Board Consideration of the Reorganization

The Board, including the Trustees of the Acquired Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund or of JHA (“Independent Trustees”), considered the Reorganization at its in-person meeting held on June 20-23, 2016, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the June 20-23, 2016 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interest of the Acquired Fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and the Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

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In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of International Core Fund. With respect to performance information, the Board reviewed information as of March 31, 2016.

i.	A combined Fund offers economies of scale that may lead to lower per-share Fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

ii.	The Reorganization would permit the Acquired Fund’s shareholders to pursue a substantially similar investment objective in a larger fund utilizing generally similar investment policies. The Acquiring Fund seeks long-term capital growth. Similarly, the Acquired Fund seeks high total return. The shareholders of the Acquired Fund would continue to receive the benefits of investing in a portfolio focused on non-U.S. equity securities. The greater asset size of the combined fund may allow the Acquiring Fund to reduce per-share expenses by spreading fixed costs over a larger asset base.

iii.	On a pro forma basis, the net operating expense ratio of each relevant class of the combined Fund is estimated to be the same or lower than the current expense ratio for each corresponding class of the Acquired Fund, after giving effect to any contractual expense limitation arrangements currently in place. Over the longer term, the greater asset size of the combined Fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.

iv.	Although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization, the average annual total returns of Class A shares of the Acquiring Fund for the one- and three-year periods ended March 31, 2016, and the period from the Acquired Fund’s inception on December 30, 2011, to March 31, 2016 (-10.71%, 2.26%, and 7.21%, respectively) were higher than those of Class A shares of the Acquired Fund for the same periods (-16.18%, -0.19%, and 5.03%, respectively). The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

v.	The Advisor believes the shareholders of the Acquired Fund will benefit from the Acquiring Fund’s more experienced and stable portfolio management team, which has a more consistent historical performance profile.

vi.	Shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization, and the Advisor provides similar advisory services to each Fund. Boston Partners currently serves as the Acquiring Fund’s subadvisor, and will continue to serve as subadvisor to the combined fund. The same individuals acting as portfolio managers to the Acquiring Fund are expected to continue to act as portfolio managers to the combined fund following the Reorganization.

vii.	The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or their shareholders as a result of the Reorganization.

FUNDS’ PAST PERFORMANCE

Set forth below is past performance information for International Core Fund and Disciplined Value International Fund, which may help provide an indication of the Funds’ investment risk.

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The bar chart under “Calendar year total returns” shows how each Fund’s Class A total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under “Average annual total returns” shows average annual total return for each Fund over time, for each of Class A, Class C, Class I, Class R6, and Class NAV shares (including deductions for sales charges, as applicable), compared with a broad-based securities market index. Class A performance is shown both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

International Core Fund

(Acquired Fund)

 Calendar year total returns for Class A

Year-to-date total return. The Fund’s total return for the six months ended June 30, 2016 was -3.51%.

Best quarter:	20.69% (Quarter ended June 30, 2009)

Worst quarter:	-19.65% (Quarter ended September 30, 2011)

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Disciplined Value International Fund

(Acquiring Fund)

Calendar year total returns for Class A

Year-to-date total return. The Fund’s total return for the six months ended June 30, 2016 was -5.12%.

Best quarter:	11.58% (Quarter ended September 30, 2013)

Worst quarter:	-8.48% (Quarter ended September 30, 2015)

Average annual total returns for periods ended December 31, 2015

International Core Fund (Acquired Fund)

Class A, Class B, Class C, Class I, and Class R1 shares of the Acquired Fund commenced operations on June 12, 2006; Class R3, Class R4, and Class R5 shares commenced operations on May 22, 2009; Class R6 shares commenced operations on September 1, 2011; and Class R2 shares commenced operations on March 1, 2012. Class III shares of GMO International Disciplined Equity Fund (the predecessor fund) commenced operations on September 16, 2005. Returns prior to the commencement date of Class A, Class B, Class C, Class I, and Class R1 shares are those of the predecessor fund’s Class III shares that have been recalculated to apply the gross fees and expenses of Class A, Class B, Class C, Class I, and Class R1 shares, as applicable. Returns prior to the commencement date of Class R2, Class R3, Class R4, Class R5, and Class R6 shares are those of the predecessor fund’s Class III shares (through June 12, 2006) and the Acquired Fund’s Class A shares (after June 12, 2006) that, in each case, have been recalculated to apply the gross fees and expenses of Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable. Returns for Class R2, Class R3, Class R4, Class R5, and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Average annual total returns (%)—as of 12/31/15	1 year	5 year	10 year	Since inception (8/29/06)	Since inception (11/06/06)
Class A before tax	–9.74	1.31	1.43	—	—
after tax on distributions	–10.00	0.82	0.73	—	—
after tax on distributions, with sale	–5.12	1.12	1.22	—	—
Class B	–10.39	1.20	1.20	—	—
Class C	–6.61	1.58	1.21	—	—
Class I	–4.67	2.74	2.39	—	—
Class R1	–5.35	1.98	1.65	—	—
Class R2	–5.12	1.94	1.13	—	—
Class R3	–5.25	2.08	–2.34	—	—
Class R4	–4.91	2.45	–2.02	—	—
Class R5	–4.69	2.69	–1.75	—	—
Class R6	–4.55	2.83	2.54	—	—
Class NAV	-4.56	2.87	—	1.29	—
Class 1	-4.60	2.82	—	—	0.88
MSCI EAFE Index (gross of foreign withholding taxes on dividends)(reflects no deduction for fees, expenses, or taxes)	–0.39	4.07	3.50	2.33	1.86

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Average annual total returns for periods ended December 31, 2015

Disciplined Value International Fund (Acquiring Fund)

The Acquiring Fund is the successor to Robeco Boston Partners International Equity Fund, a series of The RBB Fund, Inc. (the predecessor fund), which commenced operations on December 30, 2011. Class A, Class C, Class I, Class R2, Class R4, and Class R6 shares of the Acquiring Fund commenced operations on September 29, 2014; Class NAV shares commenced operations on April 13, 2015. For periods prior to September 29, 2014, performance shown is the actual performance of the sole share class of the predecessor fund and has not been adjusted to reflect the fees and expenses, including any Rule 12b-1 fees and/or sales charges, of any class of shares of the Acquiring Fund. With respect to Class NAV shares, returns shown between September 29, 2014 and the commencement date of Class NAV shares are those of Class R6 shares that have not been adjusted to reflect the fees and expenses of Class NAV shares. As a result, the performance shown below may be higher than if adjusted to reflect the fees and expenses, including any Rule 12b-1 fees and/or sales charges, of the particular class of shares of the Acquiring Fund.

Average annual total returns (%)—as of 12/31/15	1 year	Since inception (12/30/11)
Class A before tax	–3.58	8.52
after tax on distributions	–3.71	7.19
after tax on distributions, with sale	–1.79	6.58
Class C	–0.23	9.70
Class I	1.83	10.03
Class R2	1.57	9.94
Class R4	1.71	9.99
Class R6	1.86	10.06
Class NAV	1.86	10.06
MSCI EAFE Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	–0.39	8.80

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FURTHER INFORMATION ON THE REORGANIZATION

The Reorganization is not intended to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Acquired Fund and Acquiring Fund receive a satisfactory opinion from K&L Gates LLP (“K&L Gates”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

▪	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Acquired Fund, or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Acquired Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

▪	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Acquired Fund and the assumption of substantially all of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

▪	Under Section 1223(2) of the Code, the tax holding period of the assets of the Acquired Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Acquired Fund shares solely for Acquiring Fund shares as part of the Reorganization;

▪	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares you surrender in exchange therefore;

▪	Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Acquired Fund shares you surrender in the exchange, provided that you hold the Acquired Fund shares as capital assets on the date of the exchange; and

▪	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, K&L Gates will rely upon, among other considerations, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Acquired Fund shares and the fair market value of the Acquiring Fund shares you received.

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Prior to the closing of the Reorganization, each of the Acquired Fund and the Acquiring Fund may declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

Between the shareholder meeting date of October 19, 2016, and the reorganization date of November 4, 2016, the Advisor expects to transition the Acquired Fund’s portfolio, which will likely include the sale of certain portfolio securities. Such sales of portfolio securities, if any, would cause the Acquired Fund to incur related brokerage commissions or other transaction costs and could result in taxable gains that would be distributed to the Acquired Fund’s shareholders. The Acquired Fund currently expects to sell up to 90% of its portfolio securities in connection with the Reorganization.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.

As of May 31, 2016, the Acquired Fund had unrealized depreciation of 1.84% of its net assets, and the Acquiring Fund had unrealized appreciation of 2.52% of its net assets. As of October 31, 2015, the Acquiring Fund had capital loss carryforwards of $4,582,923, which have no expiration date. As of February 29, 2016, the Acquired Fund had capital loss carryforwards of $182,553,135, of which $160,728,269 have no expiration date, $14,781,454 expire in 2018, and $7,043,412 expire in 2019. As a result of the Reorganization, the expiration of the Acquired Fund’s capital loss carryforwards will be accelerated, increasing the likelihood that such losses will expire unused. The Advisor believes, however, that it is likely that a substantial portion of such capital loss carryforwards would expire unused even absent the Reorganization.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s amended and restated agreement and declaration of trust and the amended and restated by-laws. The obligations of the Acquired Fund and the Acquiring Fund are also subject to the receipt of a favorable opinion of K&L Gates as to the U.S. federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. The Board, or the Acquiring Fund’s Board of Trustees, may terminate the Agreement as to the respective Fund (even if the shareholders of the Fund have already approved it) at any time before the Reorganization date, if the Board or the Acquiring Fund’s Board of Trustees, believe that proceeding with the Reorganization for a Fund would no longer be advisable.

Expenses of the Reorganization. JHA and the Acquiring Fund will each pay an equal portion of the costs that are incurred in connection with the Reorganization. The estimated cost of the Reorganization is approximately $348,425, of which $174,210 will be borne by JHA and $174,215 will be borne by the Acquiring Fund. Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of each Fund as of April 30, 2016, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred on May 1, 2015.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the closing date of the Reorganization. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

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Funds	Net assets	Share class	NAV	Shares outstanding
International Core Fund(a) (Acquired Fund)	$121,576,673	A	$28.70	4,235,609
	$1,683,013	B	$28.63	58,784
	$10,487,806	C	$28.62	366,399
	$570,080,077	I	$28.81	19,784,538
	$925,637	R1	$28.68	32,278
	$211,780	R2	$28.84	7,343
	$469,304	R3	$28.84	16,271
	$82,718	R4	$28.82	2,870
	$136,274	R5	$28.82	4,729
	$907,871	R6	$28.85	31,467
	$1,015,386,019	NAV	$28.83	35,213,766
	$38,765,056	1	$28.86	1,343,138
Disciplined Value International Fund (Acquiring Fund)	$39,670,312	A	$11.70	3,390,816
	$6,816,500	C	$11.68	583,431
	$68,521,113	I	$11.71	5,850,684
	$6,417,279	R2	$11.72	547,675
	$89,410	R4	$11.71	7,634
	$72,776,523	R6	$11.71	6,214,330
	$93,363,903	NAV	$11.71	7,974,122
Decrease in net assets to reflect the estimated expenses of the Reorganization and increase/(decrease) in outstanding shares relative to net asset value upon the Reorganization.	($84,089)	A	$(0.01)	6,303,210
	($831)	B	$(0.01)	(58,784)
	($9,309)	C	$(0.01)	531,086
	($70,686)	I	$(0.01)	2,996,405
	($457)	R1	$(0.01)	(32,278)
	($3,992)	R2	$(0.01)	129,799
	($232)	R3	$(0.01)	(16,271)
	($95)	R4	$(0.01)	4,190
	($67)	R5	$(0.01)	(4,729)
	($44,525)	R6	$(0.01)	2,044,702
	($558,173) (b)	NAV	$(0.01)	1,324,646
	($19,151)	1	$(0.01)	(1,343,138)
Disciplined Value International Fund (Acquiring Fund) (pro forma assuming Reorganization)	$162,845,078	A	$11.69	13,929,635
	$17,294,997	C	$11.68	1,480,916
	$127,530,504	I	$11.70	10,897,769
	$8,019,319	R2	$11.71	684,817
	$172,033	R4	$11.71	14,694
	$97,023,619	R6	$11.70	8,290,499
	$108,805,721	NAV	$11.70	9,298,768

(a)	The net assets of the Acquired Fund as of April 30, 2016 were $1,760,712,228. On May 20, 2016, approximately $511 million in net assets were redeemed from Class I shares of the Acquired Fund. In addition, prior to and concurrent with the Reorganization, up to $1 billion in net assets may be redeemed from Class NAV shares of the Acquired Fund and it is anticipated that approximately $15 million in net assets will be redeemed from Class 1 shares of the Acquired Fund, the proceeds of which will be used to purchase approximately $15 million in net assets of Class NAV shares of the Acquiring Fund. The pro forma figures provided above for the Acquiring Fund do not include these amounts.

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(b)	The decrease in net assets of Class NAV shares reflects the costs incurred by Class NAV shares of the Acquiring Fund in connection with the Reorganization and portfolio trading costs of the Acquired Fund in connection with the purchase or sale of securities, after reflecting the expected $1 billion redemption from Class NAV shares of the Acquired Fund. Class NAV shares of the Acquired Fund will bear costs of approximately $501,629 in connection with the purchase or sale of securities. Class NAV shares of the Acquiring Fund will bear costs of approximately $56,544 in connection with the Reorganization.

If the Reorganization had taken place on May 1, 2015, in accordance with the Agreement:

i.	approximately 2.45 Acquiring Fund Class A shares would have been issued to holders of the Acquired Fund Class A shares in exchange for each Class A share held;

ii.	approximately 2.45 Acquiring Fund Class A shares would have been issued to holders of the Acquired Fund Class B shares in exchange for each Class B share held;

iii.	approximately 2.45 Acquiring Fund Class C shares would have been issued to holders of the Acquired Fund Class C shares in exchange for each Class C share held;

iv.	approximately 2.46 Acquiring Fund Class I shares would have been issued to holders of the Acquired Fund Class I shares in exchange for each Class I share held;

v.	approximately 2.45 Acquiring Fund Class R2 shares would have been issued to holders of the Acquired Fund Class R1 shares in exchange for each Class R1 share held;

vi.	approximately 2.46 Acquiring Fund Class R2 shares would have been issued to holders of the Acquired Fund Class R2 shares in exchange for each Class R2 share held;

vii.	approximately 2.46 Acquiring Fund Class R2 shares would have been issued to holders of the Acquired Fund Class R3 shares in exchange for each Class R3 share held;

viii.	approximately 2.46 Acquiring Fund Class R4 shares would have been issued to holders of the Acquired Fund Class R4 shares in exchange for each Class R4 share held;

ix.	approximately 2.46 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R5 shares in exchange for each Class R5 share held;

x.	approximately 2.46 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R6 shares in exchange for each Class R6 share held;

xi.	approximately 2.46 Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class 1 shares in exchange for each Class 1 share held;

xii.	approximately 2.46 Acquiring Fund Class NAV shares would have been issued to holders of the Acquired Fund Class NAV shares in exchange for each Class NAV share held.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about Fund.

Type of Information	Headings in each Prospectus
Investment objective and policies	Fund summary — Investment objective, Principal investment strategies Fund details — Principal investment strategies, Principal risks of investing

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Type of Information	Headings in each Prospectus

Portfolio management	Who’s who — Investment Advisor, Subadvisor

Expenses	Fund summary — Fees and expenses

Custodian	Who’s who — Custodian

Shares of beneficial interest	Your account — Choosing a share class

Purchase of shares	Your account — Choosing a share class, How sales charges are calculated, Sales charge reductions and waivers, Opening an account, Transaction policies, Dividends and account policies, Additional investor services

Redemption or sale of shares	Your account — How sales charges are calculated, Selling shares, Transaction policies, Dividends and account policies, Additional investor services

Dividends, distributions, and taxes	Your account — Dividends and account policies

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquired Fund. Similarly, the Acquiring Fund’s Board of Trustees, including the Independent Trustees, approved the Reorganization on behalf of the Acquiring Fund. They also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit JHA. Although the expected advisory fee rate of Disciplined Value International Fund after the Reorganization is lower than the advisory fee rate currently paid by shareholders of Disciplined Value International Fund, JHA is nonetheless expected to benefit from the Reorganization due to increased advisory fees to be borne by the Acquired Fund shareholders, reduced administrative complexity and the potential for increased assets under management, as the combined Fund will offer investors potential long-term economies of scale with a greater potential for asset growth and a simplified, potentially more attractive product offering.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

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Shares	Quorum	Voting
In general	All shares present in person or by proxy are counted towards a quorum.	Shares present at the meeting will be voted in person at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment advisor, JHA, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $190,300 for the proxy.

Revoking Proxies

The Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of July 29, 2016 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Shares Outstanding
Class A	4,026,493
Class B	54,834
Class C	341,115
Class I	1,330,430
Class R1	33,051

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Shares Outstanding
Class R2	7,398
Class R3	15,387
Class R4	3,243
Class R5	4,982
Class R6	28,167
Class NAV	35,275,244
Class 1	1,324,836
Total	42,445,185

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

Other Business

The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by e-mail, or in person, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHA, Signature Services, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

▪	A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

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Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the proxy statement and prospectus and have your proxy card(s) at hand.

▪	Go to the website on the proxy card(s).

▪	Enter the control number found on your proxy card(s).

▪	Follow the instructions on the website. Please call us at 800-225-5291 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the best knowledge of each Fund, as of July 29, 2016, the Trustees and officers of the Acquiring Fund Trust and the Acquired Fund Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of any Fund.

To the knowledge of the management team of each Fund, as of July 29, 2016, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of the Acquired Fund can control the Acquired Fund and determine the outcome of a shareholder meeting.

Class	Name and Address	Percentage	Ownership
DISCIPLINED VALUE INTERNATIONAL
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.35%	Record
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.07%	Record

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A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	15.45%	Record
A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	15.63%	Beneficial
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	16.59%	Record
A	AMERICAN ENTERPRISE INVESTMENT SVC FBO CUSTOMER 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26.19%	Record
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.43%	Record
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	9.12%	Record
C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.62%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.13%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	15.15%	Record
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15.52%	Record

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C	AMERICAN ENTERPRISE INVESTMENT SVC FBO CUSTOMER 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16.33%	Record
I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	5.03%	Record
I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.17%	Record
I	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	9.53%	Beneficial
I	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	9.55%	Record
I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17.10%	Record
I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	20.55%	Record
I	CHARLES SCHWAB & CO INC ATTN MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	20.76%	Record
R2	STATE STREET BANK & TRUST AS CUSTOD FBO COGNIZANT TECHNOLOGY SOLUTIONS SPRINGFIELD MA 01111-0001	88.52%	Beneficial
R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	100.00%	Beneficial

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R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.71%	Record
R6	MATRIX TRUST COMPANY AS TTEE FBO RITE AID MRST FIXED INCOME PO BOX 52129 PHOENIX AZ 85072-2129	34.83%	Beneficial
R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	59.30%	Beneficial
INTERNATIONAL CORE
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	62.02%	Record
B	JOHN HANCOCK LIFE & HEALTH INS CO ATLANTA DENTAL CARE SIM IRA ROBERT FERRILL 15350 TULLGEAN DR ALPHARETTA GA 30004-2635	5.58%	Beneficial
B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	6.79%	Record
B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.00%	Record
B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.61%	Record
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	5.84%	Record
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.93%	Record

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C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.27%	Record
C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.96%	Record
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	22.24%	Record
I	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	5.42%	Record
I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.15%	Record
I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.39%	Record
I	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	6.42%	Record
I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.77%	Record
I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.17%	Record
I	GOULSTORRS & CO INC 400 ATLANTIC AVE BOSTON MA 02110-3333	19.99%	Beneficial

38

I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	24.46%	Record
R1	ASCENSUS TRUSTCO FBO TOPSAIL HOLDINGS & CONSULTING LLC PO BOX 10758 FARGO ND 58106-0758	6.11%	Beneficial
R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	71.01%	Record
R2	ASCENSUS TRUST COMPANY FBO K MONE RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	8.72%	Beneficial
R2	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	10.26%	Record
R2	ASCENSUS TRUST COMPANY FBO MENDES CONSULTING LLC SOLO 401K PO BOX 10758 FARGO ND 58106-0758	11.45%	Beneficial
R2	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12.94%	Record
R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	44.81%	Record
R3	MID ATLANTIC TRUST COMPANY FBO THE COUNTERTOP FACTORY 401(K) PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.90%	Beneficial
R3	PAI TRUST COMPANY INC JOHN G YUAN, M D , P C 401(K) P/S 1300 ENTERPRISE DR DE PERE WI 54115-4934	11.20%	Beneficial

39

R3	ROGER BARAL & KEVIN CALHOUN BLOOMFIELD ELECTRIC CO INC 401 PW P C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	25.19%	Beneficial
R3	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	32.20%	Record
R4	MID ATLANTIC TRUST COMPANY FBO THAMES AND ASSOCIATES LLC 401(K) PR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.43%	Beneficial
R4	ASCENSUS TRUST COMPANY FBO DATOCWITTEN GROUP INC 401K PLAN PO BOX 10758 FARGO ND 58106-0758	24.00%	Beneficial
R4	ALERUS FINANCIAL FBO ALLIANCE GROUP TECHNOLOGIES CORP 401 K PO BOX 64535 SAINT PAUL MN 55164-0535	28.96%	Beneficial
R4	MID ATLANTIC TRUST COMPANY FBO TOTAL HEALTH SYSTEMS, INC 401(K) P 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	33.61%	Beneficial
R5	ASCENSUS TRUST COMPANY FBO DOGNAMEDBOO RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	5.40%	Beneficial
R5	ASCENSUS TRUST COMPANY FBO CHERRYDALE INC RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	6.71%	Beneficial
R5	ASCENSUS TRUST COMPANY FBO SECURITY BUILDERS 401K PLAN PO BOX 10758 FARGO ND 58106-0758	7.59%	Beneficial
R5	ASCENSUS TRUST COMPANY FBO BRADY COUNSELING SERVICES 401K PLAN PO BOX 10758 FARGO ND 58106-0758	7.74%	Beneficial
R5	MID ATLANTIC TRUSTCO FBO SEAN HEARN 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.13%	Beneficial

40

R5	MID ATLANTIC TRUST COMPANY FBO KERRY STRAINE, INC 401(K) PROFIT S 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	20.07%	Beneficial
R5	ASCENSUS TRUST COMPANY FBO HILLTOP SOLO(K) PO BOX 10758 FARGO ND 58106-0758	37.71%	Beneficial
R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2805	12.68%	Beneficial
R6	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST KELLER TECHNOLOGY CORPORATION PO BOX 103 BUFFALO NY 14217-0103	80.51%	Beneficial

EXPERTS

The financial highlights and financial statements of each Fund, included in the relevant Fund’s Annual Report to Shareholders for the fiscal year ended February 29, 2016, for the Acquired Fund (File No. 811-21777) and the fiscal period ended October 31, 2015 (File No. 811-00560) for the Acquiring Fund, have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired Fund and Acquiring Fund.

Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal years ended February 29, 2016 and October 31, 2015, for the Acquired Fund and the Acquiring Fund respectively, to any shareholder upon request. The Annual Reports of the Acquired Fund and the Acquiring Fund for the fiscal years ended February 29, 2016 and October 31, 2015, were filed with the SEC on April 22, 2016 and December 30, 2015, respectively.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

In addition, the Acquiring Fund will furnish, without charge, a copy of its unaudited Semiannual Report for the six months ended April 30, 2016. The Acquiring Fund’s Semiannual report was filed with the SEC on June 28, 2016.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements, and other information with the SEC. These reports, proxy statements, and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281), and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at sec.gov.

41

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [_________] [___], 2016, by and between John Hancock International Core Fund (the “Acquired Fund”), a series of John Hancock Funds III (the “Acquired Fund Trust”), a Massachusetts business trust, and John Hancock Disciplined Value International Fund (the “Acquiring Fund”), a series of John Hancock Investment Trust (the “Acquiring Fund Trust”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the Acquiring Fund as described below (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.	Representations and Warranties of the Acquiring Fund.

The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)        The Acquiring Fund is a series of shares of the Acquiring Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)        The Acquiring Fund Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquiring Fund Trust’s Amended and Restated Declaration of Trust, dated January 22, 2016, as may be amended (the “Acquiring Fund Trust Declaration”), and the 1940 Act.

(c)        The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)        The Acquired Fund has been furnished with: (i) the annual report of the Acquiring Fund for the fiscal year ended October 31, 2015, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm; and (ii) the unaudited semiannual report of the Acquiring Fund for the six months ended April 30, 2016, which, in each case, fairly presents the financial condition and result of operations of the Acquiring Fund as of its respective date, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

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(e)        The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of April 30, 2016, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)         The Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)        Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust or the Acquiring Fund which assert liability on the part of the Acquiring Fund Trust or the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund Trust or the Acquiring Fund or the Acquiring Fund Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Acquiring Fund Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)        Neither the Acquiring Fund Trust nor the Acquiring Fund is obligated under any provision of the Acquiring Fund Trust Declaration or the Acquiring Fund Trust’s By-laws, dated March 8, 2005, as may be amended (the “Acquiring Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)         There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)         No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)        The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)          did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii)         does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

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(l)         The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)       All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement above that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class A shares of the Acquiring Fund are convertible into Class I shares or Class R6 shares of the Acquiring Fund, and Class C shares of the Acquiring Fund are convertible into Class I shares of the Acquiring Fund, in each case in the manner and on the terms described in the N-14 Registration Statement.

(n)        The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class C, Class I, Class R2, Class R4, Class R6, and Class NAV shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of Acquiring Fund Trust.

(o)        At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)        At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q)        The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.         Representations and Warranties of the Acquired Fund.

The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)        The Acquired Fund is a series of shares of the Acquired Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)        The Acquired Fund Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquired Fund Trust’s Amended and Restated Agreement and Declaration of Trust, dated January 22, 2016, as may be amended (the “Acquired Fund Trust Declaration”), and the 1940 Act.

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(c)        The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)        The Acquired Fund Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)        The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended February 29, 2016, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of February 29, 2016, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)         The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of February 29, 2016, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)        Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund which assert liability on the part of the Acquired Fund Trust or the Acquired Fund or which materially affect the financial condition of the Acquired Fund Trust or the Acquired Fund or the Acquired Fund Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither Acquired Fund Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)        There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)         Neither the Acquired Fund Trust nor the Acquired Fund is obligated under any provision of the Acquired Fund Trust Declaration or the Amended and Restated Acquired Fund Trust’s By-laws, dated June 9, 2005, as may be amended (the “Acquired Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)         The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

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(k)        As used in this Agreement, the term “Acquired Fund Investments” shall mean:

(i)     the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii)     all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)         No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)       The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)          did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)         does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)        All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Acquired Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that Class A shares of the Acquired Fund are convertible into Class I shares or Class R6 shares of the Acquired Fund, and Class C shares of the Acquired Fund are convertible into Class I shares of the Acquired Fund in each case in the manner and on the terms described in the N-14 Registration Statement.

(o)        All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)        The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q)        The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

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3.         The Reorganization.

(a)        Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)        If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)          nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Acquired Fund Trust Board of Trustees or the Acquired Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii)         nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund Trust Board of Trustees or the Acquiring Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)        Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on March 1, 2016 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on February 28, 2017.

(d)        The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)        The Valuation Time shall be 4:00 p.m., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)         Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)        The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)        The Acquiring Fund will (a) file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Acquiring Fund Trust Declaration and (b) implement any amendment to the Acquiring Fund Trust By-laws necessary to consummate the Reorganization.

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4.         Valuation.

(a)          On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value on such date, determined as hereinafter provided in this Section 4:

(i)          in the case of Class A shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class A and Class B shares;

(ii)         in the case of Class C shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class C shares;

(iii)        in the case of Class I shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class I shares;

(iv)        in the case of Class R2 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R1, Class R2, and Class R3 shares;

(v)         in the case of Class R4 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R4 shares;

(vi)        in the case of Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R5, Class R6, and Class 1 shares; and

(vii)       in the case of Class NAV shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class NAV shares.

(b)        The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)        The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)        No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)        The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)         The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.         Payment of Expenses.

(a)        Except as otherwise provided in this Section 5, John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, and the Acquiring Fund will each bear half of the expenses incurred in connection with the Reorganization. The Acquiring Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

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(b)        In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c)        Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d)        Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.         Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)        Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)        The Acquired Fund Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)        In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)        The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)        The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f)        Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g)        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h)        The Acquired Fund Trust shall:

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(i)          following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Acquired Fund Trust Declaration, and Acquired Fund Trust By-laws, the 1940 Act and any other applicable law;

(ii)         not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)        on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(i)         Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j)         Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund Trust, the Acquiring Fund, the Acquired Fund Trust, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(k)        In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(l)         After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(m)       Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Acquiring Fund Trust, an open-end management investment company registered under the 1940 Act.

7.         Closing Date.

(a)        Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on November 4, 2016, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)        To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

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(c)        The Acquired Fund will deliver to the Acquiring Fund on the Closing Date: (i) copies of all relevant tax books and records; and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)        As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.         Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)        That the Acquiring Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquiring Fund Trust Board of Trustees, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Trust Board of Trustees certified by its Secretary or Assistant Secretary.

(b)        That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)        That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)        That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)        That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i)          both the Acquiring Fund and the Acquiring Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)         the Acquiring Fund is a separate series of the Acquiring Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)        this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)        neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

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(v)         the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi)        to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)         That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)        That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(h)        That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, be contemplated by the Commission.

9.         Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)        That the Acquired Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund Trust Board of Trustees and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Fund Trust Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Trust Board of Trustees, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b)        That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)        That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

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(d)        That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)        That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)          both the Acquired Fund and the Acquired Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)         the Acquired Fund is a separate series of the Acquired Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)        this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv)        neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)         to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)         That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)        That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, be contemplated by the Commission.

(h)        That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i)         That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)         That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends that, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on March 1, 2016 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on February 28, 2017.

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10.       Termination, Postponement and Waivers.

(a)        Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)          by mutual consent of the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees;

(ii)         by the Acquired Fund Trust Board of Trustees if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

(iii)        by the Acquiring Fund Trust Board of Trustees if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)        If the Reorganization contemplated by this Agreement has not been consummated by November 6, 2017, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees.

(c)        In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d)        At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Acquired Fund Trust Board of Trustees or the Acquiring Fund Trust Board of Trustees (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)        The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)         If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards of Trustees to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.       Indemnification.

(a)        Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

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(b)        The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.       Other Matters.

(a)        All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)        All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to John Hancock International Core Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Disciplined Value International Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)        This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d)        It is expressly agreed that the obligations of each of the Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Acquired Fund Trust Declaration or the Acquiring Fund Trust Declaration, as applicable. The execution and delivery of this Agreement has been authorized by the Acquired Fund Trust Board of Trustees on behalf of the Acquired Fund and the Acquiring Fund Trust Board of Trustees on behalf of the Acquiring Fund and signed by authorized officers of each respective Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each respective trust on behalf of the relevant Fund as provided in the Acquired Fund Trust Declaration and the Acquiring Fund Trust Declaration, as applicable.

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(e)        This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS III,

on behalf of its series, John Hancock International Core Fund

By: _________________________________

Name: [_______________________________]

Title: [________________________________]

JOHN HANCOCK INVESTMENT TRUST,

on behalf of its series, John Hancock Disciplined Value International Fund

By: _________________________________

Name: [_______________________________]

Title: [________________________________]

Agreed to and accepted as to Section 5 only:

JOHN HANCOCK ADVISERS, LLC

By: _________________________________

Name: [_______________________________]

Title: [________________________________]

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Thank you for mailing your proxy card promptly!

[Logo] John Hancock(R) John Hancock Funds, LLC
MEMBER FINRA

601 Congress Street
Boston, MA 02210-2805

1-800-225-5291
1-888-231-5469 TTY
1-800-338-8080 EASI-Line

jhinvestments.com

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[MAILING CODE]

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John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

455DPX 08/16

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

455SPX 08/16

STATEMENT OF ADDITIONAL INFORMATION

August 19, 2016

JOHN HANCOCK INTERNATIONAL CORE FUND

(the “Acquired Fund,” a series of John Hancock Funds III)

AND

JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL FUND

(the “Acquiring Fund,” a series of John Hancock Investment Trust)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated August 19, 2016). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund is a series of John Hancock Funds III (“Acquired Fund Trust”), and the Acquiring Fund is a series of John Hancock Investment Trust (the “Acquiring Fund Trust”). Each such trust is a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated August 19, 2016, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on October 19, 2016.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Advisers, LLC

601 Congress Street

Boston, Massachusetts 02210

800-225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information dated July 1, 2016, of the Acquired Fund (the “Acquired Fund SAI”)

2.	The Statement of Additional Information dated March 1, 2016, of the Acquiring Fund (the “Acquiring Fund SAI”)

3.	The Annual Report of the Acquired Fund Trust for the fiscal year ended February 29, 2016, with respect to the Acquired Fund (the “Acquired Fund Annual Report”)

4.	The Annual Report of the Acquiring Fund Trust for the fiscal year ended October 31, 2015, with respect to the Acquiring Fund (the “Acquiring Fund Annual Report” and together with the Acquired Fund Annual Report, the “Annual Reports”)

5.	The unaudited Semiannual Report of the Acquiring Fund Trust for the six months ended April 30, 2016, with respect to the Acquiring Fund (the “Acquiring Fund Semiannual Report”)

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6.	Pro forma financial information

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI is incorporated by reference to the Acquired Fund Trust’s definitive materials as filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) (File Nos. 333-125838, 811-21777) on June 27, 2016 (Accession No. 0001133228-16-010482).

The Acquired Fund Annual Report is incorporated by reference to the Acquired Fund Trust’s report on Form N-CSR (File No. 811-21777), as filed with the SEC on April 22, 2016 (Accession No. 0001145443-16-001766).

The Acquiring Fund SAI is incorporated by reference to the Acquiring Fund Trust’s definitive materials as filed with the SEC pursuant to Rule 485(b) (File Nos. 002-10156, 811-00560) on February 26, 2016 (Accession No. 0001133228-16-007639).

The Acquiring Fund Annual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-00560), as filed with the SEC on December 30, 2015 (Accession No. 0001145443-15-001375).

The Acquiring Fund Semiannual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-00560), as filed with the SEC on June 28, 2016 (Accession No. 0001145443-16-001887).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Annual Reports of the Acquired Fund and the Acquiring Fund, dated February 29, 2016, and October 31, 2015, respectively, and the Semiannual Report of the Acquiring Fund dated April 30, 2016, all of which are on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the twelve months ended April 30, 2016, is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated on May 1, 2015. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

Each Fund is advised by John Hancock Advisers, LLC (“JHA”). The Acquired Fund is subadvised by Grantham, Mayo, Van Otterloo & Co. LLC and the Acquiring Fund is subadvised by Robeco Investment Management, Inc., doing business as Boston Partners. The Acquired Fund and the Acquiring Fund are diversified series of John Hancock Funds III and John Hancock Investment Trust, respectively, both Massachusetts business trusts.

The purpose of the Reorganization is to combine two Funds with substantially similar investment objectives and generally similar investment strategies and risks. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.

The Acquiring Fund currently offers Class A, Class C, Class I, Class R2, Class R4, Class R6, and Class NAV shares. The Acquired Fund currently offers Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class NAV shares. In connection with the Reorganization, Class A and Class B shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund; Class C shareholders of the Acquired Fund will receive Class C shares of the Acquiring Fund; Class I shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund; Class R1, Class R2, and Class R3 shareholders of the Acquired Fund will receive Class R2 shares of the Acquiring Fund; Class R4 shareholders of the Acquired Fund will receive Class R4 shares of the Acquiring Fund; Class R5, Class R6, and Class 1 shareholders of the Acquired Fund will receive Class R6 shares of the Acquiring Fund; and Class NAV shareholders of the Acquired Fund will receive Class NAV shares of the Acquiring Fund

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Class A shares of the Acquired Fund and the Acquiring Fund have the same characteristics and, except as noted below, the same fee structures. Class A shares of each Fund are offered with front-end sales charges ranging from 5.00% to 0.00% of each Fund’s offering price, depending on the amount invested. For the Funds’ Class A shares, there is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Class A shares of each Fund are subject to distribution and service (“Rule 12b-1”) fees, equal to the annual rate of 0.30% of the average daily net assets of Class A shares for the Acquiring Fund.

Class B shares are only offered by the Acquired Fund. Class B shares of the Acquired Fund may not be purchased or acquired by any new or existing Class B shareholder, except by exchange from Class B shares of another John Hancock fund or through dividend and/or capital gains reinvestment. Class B shares of the Acquired Fund are offered with no front-end sales charges. Class B shares of the Acquired Fund are subject to Rule 12b-1 fees, equal to the annual rate of 1.00% of the value of your investment. The maximum CDSC is 5.00% and the CDSC may be charged if a commission has been paid and the Class B shares are sold within one year of purchase. Class B shares of the Acquired Fund automatically convert to Class A shares of the Acquired Fund after eight years.

Class C shares of the Acquired Fund and the Acquiring Fund have the same characteristics and, except as noted below, the same fee structures. Class C shares of each Fund are offered without a front-end sales charge, and for each Fund’s Class C shares, there is no front-end sales charge for investments of $1 million or more, but there is a CDSC of 1.00% on Class C shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Class C shares of each Fund are subject to distribution Rule 12b-1 fees, equal to the annual rate of 1.00% of average daily net assets of Class C shares.

Class I shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class I shares of each Fund are offered without a front-end sales charge or CDSC, and are not subject to Rule 12b-1 fees.

Class R1, Class R3, and Class R5 shares are only offered by the Acquired Fund. Class R1, Class R3, and Class R5 shares of the Acquired Fund are offered without a front-end sales charge or CDSC to certain types of investors if they also meet the minimum initial investment requirement for purchase of Class R1 shares, as described in the Acquired Fund’s prospectus. Class R1 and Class R3 shares of the Acquired Fund are subject to Rule 12b-1 fees, equal to a 0.50% of the average daily net assets of the applicable class of shares. Class R5 shares are not subject to Rule 12b-1 fees. Class R1, Class R3, and Class R5 shares are subject to separate annual service fees as a percentage of the average daily net assets of the applicable share class, as follows:

▪	Class R1 — 0.25%
▪	Class R3 — 0.15%
▪	Class R5 — 0.05%

Class R2 and Class R4 shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class R2 and Class R4 shares of each Fund are offered without a front-end sales charge or CDSC. Class R2 and Class R4 shares of each Fund are subject to distribution Rule 12b-1 fees, equal to the annual rate of 0.25% of average daily net assets of the applicable share class. Class R4 shares’ Rule 12b-1 fees are limited to 0.15% through August 31, 2017 for the Acquired Fund and through February 28, 2018 for the Acquiring Fund.

Class R6 shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class R6 shares of the Acquired Fund and Acquiring Fund are offered without a front-end sales charge or CDSC, and are not subject to Rule 12b-1 fees. JHA has contractually agreed to waive and/or reimburse all class specific expenses for the class to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares of each Fund through August 31, 2017, with respect to the Acquired Fund and through February 28, 2018, with respect to the Acquiring Fund.

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Class 1 shares are only offered by the Acquired Fund. Class 1 shares of the Acquired Fund are offered without a front-end sales charge or CDSC, and are subject to Rule 12b-1 fees equal to a 0.05% of the average daily net assets of Class 1 shares. Class 1 shares of the Acquired Fund are offered only to certain investors listed in the Acquired Fund’s Class 1 prospectus.

Class NAV shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class NAV shares of the Acquired Fund and Acquiring Fund are offered without a front-end sales charge or CDSC, and are not subject to Rule 12b-1 fees.

As of April 30, 2016, the Acquired Fund’s net assets amounted to approximately $1.76 billion and the Acquiring Fund’s net assets amounted to approximately $287 million. On May 20, 2016, approximately $511 million in net assets were redeemed from the Acquired Fund. In addition, prior to and concurrent with the Reorganization, up to $1 billion in net assets may be redeemed from Class NAV shares. The expected net assets of the combined Fund, had the Reorganization been consummated on May 1, 2016, are approximately $536 million. The Acquired Fund and the Acquiring Fund pay management fees to JHA equal to the annual percentages of average daily net assets, as shown in the following table:

International Core Fund	Disciplined Value International Fund
0.920% — First $100 million 0.890% — Next $900 million 0.860% — Next $1 billion 0.830% — Next $1 billion 0.800% — Next $1 billion 0.780% — Excess over $4 billion	0.900% — First $250 million 0.875% — Excess over $250 million

JHA, and not either of the Funds, pays subadvisory fees to the Funds’ subadvisors.

The Acquired Fund and the Acquiring Fund have the same other service providers, as detailed in the following table.

Distributor	John Hancock Funds, LLC 601 Congress Street Boston, MA 02210-2805
Transfer agent	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913
Custodian	State Street Bank & Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent registered public accounting firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, Massachusetts 02210

On a pro forma basis, for the twelve months ended April 30, 2016, the proposed reorganization of the Acquiring Fund and the Acquired Fund would have resulted in a decrease in management fees of approximately $44,461, a decrease in audit fees of approximately $82,986, and a decrease in registration fees and distribution fees of approximately $223,226, resulting in an decrease of $350,673 in gross operating expenses for the combined Fund’s expense ratios and an expense decrease of less than $0.01 per share for the combined Fund. No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund is expected to be the accounting survivor after the Reorganization.

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As of October 31, 2015, the Acquiring Fund had capital loss carryforwards of $4,582,923, which have no expiration date. As of February 29, 2016, the Acquired Fund had capital loss carryforwards of $182,553,135, of which $160,728,269 have no expiration date, $14,781,454 expire in 2018, and $7,043,412 expire in 2019. As a result of the Reorganization, the expiration of the Acquired Fund’s capital loss carryforwards will be accelerated, increasing the likelihood that such losses will expire unused. The Advisor believes, however, that it is likely that a substantial portion of such capital loss carryforwards would expire unused even absent the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

JHA and the Acquiring Fund will each pay an equal portion of the costs that are incurred in connection with the Reorganization. The estimated cost of the Reorganization is approximately $348,425, of which $174,210 will be borne by JHA and $174,215 will be borne by the Acquiring Fund. Notwithstanding the foregoing, the Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

Between the shareholder meeting date of October 19, 2016, and the reorganization date of November 4, 2016, the Advisor expects to transition the Acquired Fund’s portfolio, which will likely include the sale of certain portfolio securities. Such sales of portfolio securities, if any, would cause the Acquired Fund to incur related brokerage commissions or other transaction costs and could result in taxable gains that would be distributed to the Acquired Fund’s shareholders. The Acquired Fund currently expects to sell up to 90% of its portfolio securities in connection with the Reorganization.

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